Exhibit 99a

For additional information contact:	Andrew Moreau 501-905-7962
Director - Corporate Communications
andrew.moreau@alltel.com

Rob Clancy 501-905-8991
Vice President - Investor Relations
rob.clancy@alltel.com

Release Date:	April 24, 2003

ALLTEL reports solid first-quarter results

Revenues, income and EPS grow at double-digit levels

LITTLE ROCK, Ark.- ALLTEL today announced that the company achieved solid results in the first quarter. Fully diluted earnings per share under Generally Accepted Accounting Principles (GAAP) was 90 cents, a 30 percent increase from the same quarter a year ago, and includes a one-time gain associated with the adoption of the new accounting standard on asset retirement obligations. Excluding this accounting change, fully diluted earnings per share from current businesses and discontinued operations was 85 cents, a 10 percent increase from the same quarter a year ago.

Among the highlights from the first-quarter:

  Total revenues were $1.9 billion, a 17 percent increase from the same quarter a year ago.
  Net income from current businesses and discontinued operations was $265 million, a 10 percent increase from a year ago. Net income under GAAP was $280 million, a 31 percent increase from a year ago.
  Wireless revenues were $1.1 billion, a 17 percent increase from a year ago.
  Wireline revenues were $609 million, a 22 percent increase from a year ago.
  Equity free cash flow from current businesses was $290 million, a 12 percent increase from a year ago. Net cash from operations was $547 million, a 4 percent decrease from a year ago.
  Wireless post-pay churn was 2.16 percent, which is down sequentially and year-over-year.

The discontinued operations include the financial services division of ALLTEL's information services business, which was sold on April 1, 2003, to Fidelity National Financial. The schedules included with this release provide reconciliations to GAAP for all non-GAAP financial measures mentioned in the release.

"ALLTEL's communications business performed well in what remains a challenging environment," said Scott Ford, ALLTEL president and chief executive officer. "With our strong balance sheet and financial flexibility, ALLTEL is well-positioned to meet the opportunities and challenges ahead in the communications industry."

During the quarter, ALLTEL continued to focus on profitable customer growth. The company added 159,000 wireless customers, which includes 111,000 customers by acquiring a small wireless property in Mississippi and by acquiring majority ownership of two additional partnerships that were previously held as minority interests.

In addition, the company added 18,000 DSL customers to its wireline business, growing the total to 88,000 customers, or more than 5 percent of the company's approximately 1.7 million addressable lines.

The one-time gain in the quarter was related to the adoption of Statement of Financial Accounting Standards (SFAS) No. 143 related to accounting for asset retirement obligations.

ALLTEL is a customer-focused communications company with more than 12 million customers and nearly $8 billion in annual revenues. ALLTEL provides wireless, local telephone, long-distance, Internet and high-speed data services to residential and business customers in 26 states.

ALLTEL claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by ALLTEL; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; material changes in communications technology; the risks associated with the integration of acquired businesses; the potential for adverse changes in the ratings given to ALLTEL's debt securities by nationally accredited ratings organizations; the availability and cost of financing in the corporate debt markets; the uncertainties related to ALLTEL's strategic investments; the effects of litigation; ongoing deregulation (and the resulting likelihood of significantly increased price and product/service competition) in the communications business as a result of federal and state legislation, rules, and regulations; the final outcome of federal, state and local regulatory initiatives and proceedings related to the terms and conditions of interconnection, access charges, universal service and unbundled network elements and resale rates; and the final outcome of pending litigation challenging the Federal Communications Commission's wireless number portability rules. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

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ALLTEL, NYSE: AT

www.alltel.com

ALLTEL CORPORATION

CONSOLIDATED HIGHLIGHTS

BUSINESS SEGMENTS AND OTHER CONSOLIDATED FINANCIAL INFORMATION UNDER GAAP

(Dollars in thousands, except per share amounts)

	THREE MONTHS ENDED				TWELVE MONTHS ENDED
	March 31, 2003	March 31, 2002	Increase (Decrease) Amount	%	March 31, 2003	March 31, 2002	Increase (Decrease) Amount	%

REVENUES AND SALES:
Wireless	$1,107,819	$944,129	$163,690	17	$4,323,894	$3,857,005	$466,889	12
Wireline	608,856	499,052	109,804	22	2,289,565	1,978,922	310,643	16
Communications support services	225,124	211,858	13,266	6	938,940	941,959	(3,019)	—
Total business segments	1,941,799	1,655,039	286,760	17	7,552,399	6,777,886	774,513	11
Less: intercompany eliminations	36,001	32,151	3,850	12	157,103	147,340	9,763	7
Total revenues and sales	$1,905,798	$1,622,888	$282,910	17	$7,395,296	$6,630,546	$764,750	12

SEGMENT INCOME:
Wireless	$235,987	$220,236	$15,751	7	$963,602	$857,463	$106,139	12
Wireline	222,788	190,082	32,706	17	825,745	744,216	81,529	11
Communications support services	17,650	18,714	(1,064)	(6)	83,062	96,630	(13,568)	(14)
Total segment income	476,425	429,032	47,393	11	1,872,409	1,698,309	174,100	10
Corporate expenses	10,382	8,303	2,079	25	37,532	39,180	(1,648)	(4)
Integration expenses and other charges	—	42,848	(42,848)	(100)	27,035	62,497	(35,462)	(57)
Total operating income	$466,043	$377,881	$88,162	23	$1,807,842	$1,596,632	$211,210	13

OPERATING MARGIN (A):
Wireless	21.3%	23.3%	(2.0)%	(9)	22.3%	22.2%	0.1%	—
Wireline	36.6%	38.1%	(1.5)%	(4)	36.1%	37.6%	(1.5)%	(4)
Communications support services	7.8%	8.8%	(1.0)%	(11)	8.8%	10.3%	(1.5)%	(15)
Consolidated	24.5%	23.3%	1.2%	5	24.4%	24.1%	0.3%	1

NET INCOME	$280,285	$213,806	$66,479	31	$990,789	$885,073	$105,716	12
EARNINGS PER SHARE:
Basic	$.90	$.69	$.21	30	$3.18	$2.85	$.33	12
Diluted	$.90	$.68	$.22	32	$3.17	$2.83	$.34	12

Weighted average common shares:
Basic (in thousands)	311,219	310,798	421	—	311,087	310,800	287	—
Fully diluted (in thousands)	312,302	312,610	(308)	—	312,227	312,800	(573)	—
Annual dividend rate per common share	$1.40	$1.36	$.04	3

Net income and earnings per share amounts adjusted assuming change in accounting for goodwill and other indefinite-lived intangibles applied retroactively (B):

Net income	$280,285	$213,806			$990,789	$885,073
Amortization of indefinite-lived intangible assets, net of tax	—	—			—	72,739
Adjusted net income	$280,285	$213,806			$990,789	$957,812

Basic earnings per share	$.90	$.69			$3.18	$2.85
Amortization of indefinite-lived intangible assets, net of tax	—	—			—	.23
Adjusted basic earnings per share	$.90	$.69			$3.18	$3.08

Diluted earnings per share	$.90	$.68			$3.17	$2.83
Amortization of indefinite-lived intangible assets, net of tax	—	—			—	.23
Adjusted diluted earnings per share	$.90	$.68			$3.17	$3.06

(A) Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.

(B) Pursuant to SFAS  No. 142 “Goodwill and Other Intangible Assets”, amortization of goodwill and other indefinite-lived intangible assets ceased as of January 1, 2002.

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ALLTEL CORPORATION

CONSOLIDATED STATEMENTS OF INCOME UNDER GAAP

(Dollars in thousands, except per share amounts)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	March 31, 2003	March 31, 2002	March 31, 2003	March 31, 2002
Revenues and sales:
Service revenues	$1,716,462	$1,478,891	$6,666,513	$5,952,339
Product sales	189,336	143,997	728,783	678,207
Total revenues and sales	1,905,798	1,622,888	7,395,296	6,630,546
Costs and expenses:
Cost of services	527,405	450,357	2,079,215	1,785,479
Cost of products sold	237,712	208,736	920,282	891,285
Selling, general, administrative and other	371,115	295,569	1,409,427	1,228,809
Depreciation and amortization	303,523	247,497	1,151,495	1,065,844
Integration expenses and other charges	—	42,848	27,035	62,497
Total costs and expenses	1,439,755	1,245,007	5,587,454	5,033,914

Operating income	466,043	377,881	1,807,842	1,596,632

Equity earnings in unconsolidated partnerships	17,505	8,644	74,637	54,268
Minority interest in consolidated partnerships	(17,834)	(15,025)	(76,148)	(72,547)
Other income, net	447	1,236	1,561	3,875
Interest expense	(103,372)	(60,871)	(397,630)	(246,823)
Gain (loss) on disposal of assets, write-down of investments and other	—	—	985	(4,892)

Income from continuing operations before income taxes	362,789	311,865	1,411,247	1,330,513
Income taxes	135,167	116,929	528,401	522,434

Income from continuing operations	227,622	194,936	882,846	808,079

Discontinued operations
Income from discontinued operations (net of income taxes)	37,072	18,870	92,352	76,994

Income before cumulative effect of accounting change	264,694	213,806	975,198	885,073
Cumulative effect of accounting change (net of income taxes)	15,591	—	15,591	—

Net income	280,285	213,806	990,789	885,073
Preferred dividends	28	33	120	140
Net income applicable to common shares	$280,257	$213,773	$990,669	$884,933

Basic earnings per share:
Income from continuing operations	$.73	$.63	$2.84	$2.60
Income from discontinued operations	.12	.06	.29	.25
Cumulative effect of accounting change	.05	—	.05	—
Net income	$.90	$.69	$3.18	$2.85

Diluted earnings per share:
Income from continuing operations	$.73	$.62	$2.83	$2.58
Income from discontinued operations	.12	.06	.29	.25
Cumulative effect of accounting change	.05	—	.05	—
Net income	$.90	$.68	$3.17	$2.83

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ALLTEL CORPORATION

CONSOLIDATED RESULTS OF OPERATIONS FROM CURRENT BUSINESSES

(Dollars in thousands, except per share amounts)

	THREE MONTHS ENDED				TWELVE MONTHS ENDED
	March 31, 2003	March 31, 2002	Increase (Decrease) Amount	%	March 31, 2003	March 31, 2002	Increase (Decrease) Amount	%

REVENUES AND SALES:
Wireless	$1,107,819	$944,129	$163,690	17	$4,323,894	$3,857,005	$466,889	12
Wireline	608,856	499,052	109,804	22	2,289,565	1,978,922	310,643	16
Communications support services	225,124	211,858	13,266	6	938,940	941,959	(3,019)	—
Total business segments	1,941,799	1,655,039	286,760	17	7,552,399	6,777,886	774,513	11
Less: intercompany eliminations	36,001	32,151	3,850	12	157,103	147,340	9,763	7
Total revenues and sales	$1,905,798	$1,622,888	$282,910	17	$7,395,296	$6,630,546	$764,750	12

EBITDA:
Wireless	$397,156	$351,444	$45,712	13	$1,574,315	$1,458,243	$116,072	8
Wireline	352,622	293,394	59,228	20	1,328,766	1,157,584	171,182	15
Communications support services	27,016	27,850	(834)	(3)	121,042	129,283	(8,241)	(6)
Total business segments	776,794	672,688	104,106	15	3,024,123	2,745,110	279,013	10
Corporate expenses	7,228	4,462	2,766	62	23,751	20,137	3,614	18
Total EBITDA	$769,566	$668,226	$101,340	15	$3,000,372	$2,724,973	$275,399	10

SEGMENT INCOME:
Wireless	$235,987	$220,236	$15,751	7	$966,702	$857,463	$109,239	13
Wireline	222,788	190,082	32,706	17	836,645	744,216	92,429	12
Communications support services	17,650	18,714	(1,064)	(6)	83,062	96,630	(13,568)	(14)
Total segment income	476,425	429,032	47,393	11	1,886,409	1,698,309	188,100	11
Corporate expenses	10,382	8,303	2,079	25	37,532	39,180	(1,648)	(4)
Total operating income	466,043	420,729	45,314	11	1,848,877	1,659,129	189,748	11

Equity earnings in unconsolidated partnerships	17,505	8,644	8,861	103	74,637	54,268	20,369	38
Minority interest in consolidated partnerships	(17,834)	(15,025)	2,809	19	(76,148)	(72,547)	3,601	5
Other income, net	447	1,236	(789)	(64)	(6,639)	3,875	(10,514)	(271)
Interest expense	(103,372)	(60,871)	42,501	70	(362,671)	(246,823)	115,848	47
Income before income taxes	362,789	354,713	8,076	2	1,478,056	1,397,902	80,154	6
Income taxes	135,167	133,687	1,480	1	554,504	549,029	5,475	1
Net income	227,622	221,026	6,596	3	923,552	848,873	74,679	9
Preferred dividends	28	33	(5)	(15)	120	140	(20)	(14)
Net income applicable to common shares	$227,594	$220,993	$6,601	3	$923,432	$848,733	$74,699	9

EARNINGS PER SHARE:
Basic	$.73	$.71	$.02	3	$2.97	$2.73	$.24	9
Diluted	$.73	$.71	$.02	3	$2.96	$2.71	$.25	9

Current businesses excludes integration expenses and other charges, gain (loss) on disposal of assets, write-down of investments and receivables, and net financing costs related to the prefunding of the Company’s 2002 wireless and wireline acquisitions.

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ALLTEL CORPORATION

SUPPLEMENTAL OPERATING INFORMATION FROM CURRENT BUSINESSES

	THREE MONTHS ENDED				TWELVE MONTHS ENDED
	March 31, 2003	March 31, 2002	Increase (Decrease) Amount	%	March 31, 2003	March 31, 2002	Increase (Decrease) Amount	%
Wireless:
Controlled POPs	60,018,544	51,107,009	8,911,535	17
Customers	7,760,849	6,763,214	997,635	15
Penetration rate	12.9%	13.2%	(0.3)%	(2)
Average customers	7,654,689	6,695,391	959,298	14	7,338,644	6,543,556	795,088	12
Gross customer additions:
Internal	657,124	568,836	88,288	16	2,492,468	2,285,292	207,176	9
Acquired, net of divested	110,920	—	110,920	—	863,704	—	863,704	—
Total	768,044	568,836	199,208	35	3,356,172	2,285,292	1,070,880	47
Net customer additions:
Internal	48,331	80,250	(31,919)	(40)	247,784	412,832	(165,048)	(40)
Acquired, net of divested	110,920	—	110,920	—	863,704	—	863,704	—
Prepaid customer unit adjustment	—	—	—	—	(113,853)	—	(113,853)	—
Total	159,251	80,250	79,001	98	997,635	412,832	584,803	142
Revenues and sales (in thousands):
Service revenues	$1,047,010	$914,746	$132,264	14	$4,131,470	$3,690,216	$441,254	12
Product sales	60,809	29,383	31,426	107	192,424	166,789	25,635	15
Total	$1,107,819	$944,129	$163,690	17	$4,323,894	$3,857,005	$466,889	12
Average revenue per customer per month	$45.59	$45.54	$.05	—	$46.91	$47.00	$(.09)	—
Cost to acquire a new customer	$285	$316	$(31)	(10)	$296	$315	$(19)	(6)
Postpay churn	2.16%	2.31%	(0.15)%	(6)	2.20%	2.31%	(0.11)%	(5)
Total churn	2.66%	2.44%	0.22%	9	2.55%	2.39%	0.16%	7
Operating margin	21.3%	23.3%	(2.0)%	(9)	22.4%	22.2%	0.2%	1
EBITDA margin	35.9%	37.2%	(1.3)%	(3)	36.4%	37.8%	(1.4)%	(4)
Service revenue operating margin	22.5%	24.1%	(1.6)%	(7)	23.4%	23.2%	0.2%	1
Service revenue EBITDA margin	37.9%	38.4%	(0.5)%	(1)	38.1%	39.5%	(1.4)%	(4)
Capital expenditures (in thousands)	$141,952	$115,607	$26,345	23	$743,421	$731,666	$11,755	2

Wireline:
Customers	3,159,948	2,623,242	536,706	20
DSL customers	87,732	32,907	54,825	167
Operating margin	36.6%	38.1%	(1.5)%	(4)	36.5%	37.6%	(1.1)%	(3)
EBITDA margin	57.9%	58.8%	(0.9)%	(2)	58.0%	58.5%	(0.5)%	(1)
Capital expenditures (in thousands)	$81,546	$69,934	$11,612	17	$411,251	$382,895	$28,356	7

Communications support services:
Long-distance customers	1,604,999	1,317,972	287,027	22
Operating margin	7.8%	8.8%	(1.0)%	(11)	8.8%	10.3%	(1.5)%	(15)
EBITDA margin	12.0%	13.1%	(1.1)%	(8)	12.9%	13.7%	(0.8)%	(6)
Capital expenditures (in thousands)	$3,819	$4,357	$(538)	(12)	$32,386	$67,576	$(35,190)	(52)

Consolidated:
Operating margin	24.5%	25.9%	(1.4)%	(5)	25.0%	25.0%	—%	—
EBITDA margin	40.4%	41.2%	(0.8)%	(2)	40.6%	41.1%	(0.5)%	(1)
Equity free cash flow	$289,845	$258,910	$30,935	12
Capital expenditures (in thousands)	$227,751	$190,864	$36,887	19	$1,191,677	$1,203,226	$(11,549)	(1)
Total assets (in thousands)	$16,359,550	$12,526,533	$3,833,017	31

EBITDA represents earnings before interest, taxes, depreciation and amortization and is calculated as segment income plus depreciation and amortization.

EBITDA margin is calculated by dividing each segment’s EBITDA by the segment’s revenues and sales.

Service revenue operating margin is calculated by dividing the wireless segment's operating margin by wireless service revenue.

Service revenue EBITDA margin is calculated by dividing the wireless segment’s EBITDA by wireless service revenues.

Equity free cash flow is calculated as the sum of net income from current businesses plus depreciation and amortization less capital expenditures including capitalized software development costs.

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ALLTEL CORPORATION

CONSOLIDATED BALANCE SHEETS UNDER GAAP

(Dollars in thousands)

ASSETS	March 31, 2003	Dec. 31, 2002	March 31, 2002

CURRENT ASSETS:
Cash and short-term investments	$52,861	$134,641	$72,256
Accounts receivable (less allowance for doubtful accounts of $53,245, $68,391 and $53,986, respectively)	1,089,100	1,162,833	1,059,345
Inventories	154,450	138,530	119,505
Prepaid expenses and other	54,310	38,819	243,726
Assets held for sale	558,990	538,223	583,389

Total current assets	1,909,711	2,013,046	2,078,221

Investments	321,502	327,424	232,494

Goodwill	4,861,408	4,769,718	2,677,983
Other intangibles	1,345,167	1,346,510	747,265

PROPERTY, PLANT AND EQUIPMENT:
Land	287,147	275,332	227,558
Buildings and improvements	1,098,683	1,074,277	953,168
Wireline	6,260,786	6,188,507	5,589,000
Wireless	4,930,473	4,798,304	4,211,843
Information processing	1,048,223	1,047,659	939,368
Other	557,480	571,042	530,031
Under construction	357,184	365,026	355,068

Total property, plant and equipment	14,539,976	14,320,147	12,806,036
Less accumulated depreciation	6,971,012	6,756,451	6,232,481

Net property, plant and equipment	7,568,964	7,563,696	6,573,555

Other assets	352,798	368,746	217,015

TOTAL ASSETS	$16,359,550	$16,389,140	$12,526,533

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Current maturities of long-term debt	$47,926	$494,711	$499,500
Accounts payable	484,851	558,275	410,357
Advance payments and customer deposits	213,999	214,296	165,195
Accrued taxes	112,255	72,255	206,545
Accrued dividends	109,449	109,564	105,898
Accrued interest	86,901	123,806	56,406
Other current liabilities	116,038	136,459	128,641
Liabilities related to assets held for sale	177,266	190,498	197,852

Total current liabilities	1,348,685	1,899,864	1,770,394

Long-term debt	6,421,477	6,145,381	3,184,371
Deferred income taxes	1,181,849	1,115,463	743,387
Other liabilities	1,235,012	1,230,328	1,146,442

SHAREHOLDERS’ EQUITY:
Preferred stock	373	391	413
Common stock	311,272	311,183	310,938
Additional capital	698,812	695,656	778,952
Unrealized holding loss on investments	(16)	(1)	(6,326)
Foreign currency translation adjustment	(6,988)	(6,868)	(10,293)
Retained earnings	5,169,074	4,997,743	4,608,255

Total shareholders’ equity	6,172,527	5,998,104	5,681,939

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$16,359,550	$16,389,140	$12,526,533

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ALLTEL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP

(Dollars in thousands)

	THREE MONTHS ENDED
	March 31, 2003	March 31, 2002
Net Cash Provided from Operations:
Net income	$280,285	$213,806
Adjustments to reconcile net income to net cash provided from operations:
Income from discontinued operations	(37,072)	(18,870)
Cumulative effect of accounting change	(15,591)	—
Depreciation and amortization	303,523	247,497
Provision for doubtful accounts	52,808	54,171
Non-cash portion of integration expenses and other charges	—	11,445
Increase in deferred income taxes	77,983	33,865
Other, net	(1,798)	4,961
Changes in operating assets and liabilities, net of the effects of acqusitions and dispositions:
Accounts receivable	21,644	(36,414)
Inventories	(15,484)	44,169
Accounts payable	(73,138)	(17,652)
Other current liabilities	(37,082)	64,427
Other, net	(9,228)	(33,717)
Net cash provided from operations	546,850	567,688

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(227,751)	(190,864)
Additions to capitalized software development costs	(13,549)	(18,749)
Additions to investments	(3,761)	(1,051)
Purchases of property, net of cash acquired	(124,584)	(19,534)
Proceeds from the lease of cell site towers	—	7,500
Proceeds from the return on investments	13,841	11,283
Other, net	7,187	(9,121)
Net cash used in investing activities	(348,617)	(220,536)

Cash Flows from Financing Activities:
Dividends on preferred and common stock	(109,070)	(105,731)
Reductions in long-term debt	(456,202)	(227,445)
Distributions to minority investors	(9,972)	(12,556)
Long-term debt issued, net of issuance costs	284,950	—
Common stock issued	2,904	9,799
Net cash used in financing activities	(287,390)	(335,933)

Net cash provided from (used in) discontinued operations	7,497	(1,754)

Effect of exchange rate changes on cash and short-term investments	(120)	(366)

Increase (decrease) in cash and short-term investments	(81,780)	9,099

Cash and Short-term Investments:
Beginning of the period	134,641	63,157
End of the period	$52,861	$72,256

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ALLTEL CORPORATION

RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES

(Dollars in thousands)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	March 31, 2003	March 31, 2002	March 31, 2003	March 31, 2002
Wireless segment income under GAAP	$235,987	$220,236	$963,602	$857,463
Items excluded from measuring segment income:
Write-down of receivables due to interexchange carrier’s bankruptcy filing	—	—	3,100	—
Wireless segment income from current businesses	235,987	220,236	966,702	857,463
Depreciation and amortization expense	161,169	131,208	607,613	600,780
Wireless EBITDA from current businesses	$397,156	$351,444	$1,574,315	$1,458,243

Wireline segment income under GAAP	$222,788	$190,082	$825,745	$744,216
Items excluded from measuring segment income:
Write-down of receivables due to interexchange carrier’s bankruptcy filing	—	—	10,900	—
Wireline segment income from current businesses	222,788	190,082	836,645	744,216
Depreciation and amortization expense	129,834	103,312	492,121	413,368
Wireline EBITDA from current businesses	$352,622	$293,394	$1,328,766	$1,157,584

Communications support services segment income under GAAP and from current businesses:	$17,650	$18,714	$83,062	$96,630
Depreciation and amortization expense	9,366	9,136	37,980	32,653
Communication support services EBITDA from current businesses	$27,016	$27,850	$121,042	$129,283

Corporate expenses under GAAP and from current businesses:	$10,382	$8,303	$37,532	$39,180
Depreciation and amortization expense	3,154	3,841	13,781	19,043
Corporate expenses EBITDA from current businesses	$7,228	$4,462	$23,751	$20,137

Operating income under GAAP	$466,043	$377,881	$1,807,842	$1,596,632
Items excluded from measuring segment income:
Write-down of receivables due to interexchange carrier’s bankruptcy filing	—	—	14,000	—
Integration expenses and other charges	—	42,848	27,035	62,497
Operating income from current businesses	466,043	420,729	1,848,877	1,659,129
Depreciation and amortization expense	303,523	247,497	1,151,495	1,065,844
EBITDA from current businesses	$769,566	$668,226	$3,000,372	$2,724,973

Net income under GAAP	$280,285	$213,806	$990,789	$885,073
Items excluded from measuring results from current businesses, net of tax:
Write-down of receivables due to interexchange carrier’s bankruptcy filing	—	—	8,694	—
Integration expenses and other charges	—	26,090	16,235	37,874
Net financing costs related to prefunding the Company’s wireless and wireline acquisitions	—	—	16,337	—
Gain on disposal of assets and other	—	—	(10,599)	2,920
Write-down of investments	—	—	10,039	—
Cumulative effect of accounting change, net of tax	(15,591)	—	(15,591)	—
Net income from current businesses and discontinued operations	264,694	239,896	1,015,904	925,867
Discontinued operations	37,072	18,870	92,352	76,994
Net income from current businesses	$227,622	$221,026	$923,552	$848,873

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ALLTEL CORPORATION

RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES

(Dollars in thousands, except per share amounts)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	March 31, 2003	March 31, 2002	March 31, 2003	March 31, 2002

Basic earnings per share under GAAP	$.90	$.69	$3.18	$2.85
Items excluded from measuring results from current businesses, net of tax:
Write-down of receivables due to interexchange carrier’s bankruptcy filing	—	—	.03	—
Integration expenses and other charges	—	.08	.05	.12
Net financing costs related to prefunding the Company’s wireless and wireline acquisitions	—	—	.05	—
Gain on disposal of assets and other	—	—	(.03)	.01
Write-down of investments	—	—	.03	—
Cumulative effect of accounting change, net of tax	(.05)	—	(.05)	—
Basic earnings per share from current businesses and discontinued operations	$.85	$.77	$3.26	$2.98
Discontinued operations	.12	.06	.29	.25
Basic earnings per share from current businesses	$.73	$.71	$2.97	$2.73

Diluted earnings per share under GAAP	$.90	$.68	$3.17	$2.83
Items excluded from measuring results from current businesses, net of tax:
Write-down of receivables due to interexchange carrier’s bankruptcy filing	—	—	.03	—
Integration expenses and other charges	—	.09	.05	.12
Net financing costs related to prefunding the Company’s wireless and wireline acquisition	—	—	.05	—
Gain on disposal of assets and other	—	—	(.03)	.01
Write-down of investments	—	—	.03	—
Cumulative effect of accounting change, net of tax	(.05)	—	(.05)	—
Diluted earnings per share from current businesses and discontinued operations	$.85	$.77	$3.25	$2.96
Discontinued operations	.12	.06	.29	.25
Diluted earnings per share from current businesses	$.73	$.71	$2.96	$2.71

Net income from current businesses	$227,622	$221,026
Depreciation and amortization expense	303,523	247,497
Capital expenditures	(227,751)	(190,864)
Capitalized software development costs	(13,549)	(18,749)
Equity free cash flow from current businesses	289,845	258,910
Adjustments to reconcile to net cash provided from operations:
Capital expenditures	227,751	190,864
Capitalized software development costs	13,549	18,749
Integration expenses and other charges, net of tax	—	(26,090)
Non-cash portion of integration expenses and other charges	—	11,445
Provision for doubtful accounts	52,808	54,171
Increase in deferred income taxes	77,983	33,865
Other non-cash changes, net	(1,798)	4,961
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions	(113,288)	20,813
Net cash provided from operations	$546,850	$567,688

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